Exhibit 77Q1(g) - Agreement and
Plan of Reorganization
AGREEMENT AND PLAN OF
REORGANIZATION
December 13, 2011
      In order to consummate the
reorganization contemplated herein
(the "Reorganization") and in
consideration of the promises and the
covenants and agreements
hereinafter set forth, and intending to
be legally bound, RMR Pacific Real
Estate Fund ("RAP"), a Delaware
statutory trust and a registered
closed-end investment company, File
No. 811-22260, and RMR Real
Estate Income Fund ("RIF", and
together with RAP, the "Funds"), a
Delaware statutory trust and a
registered closed-end investment
company, File No. 811-22234, each
hereby agree as follows:
            1.	REPRESENTA
TIONS AND WARRANTIES OF
RAP.
      RAP represents and warrants
to, and agrees with, RIF that:
                  (a)	RAP is a
statutory trust duly organized,
validly existing and in good standing
in conformity with the laws of the
State of Delaware, and has the power
to own all of its assets and to carry
out this Agreement.  RAP has all
necessary federal, state and local
authorizations to carry on its
business as it is now being conducted
and to carry out this Agreement.
                  (b)	RAP is
duly registered under the Investment
Company Act of 1940 (the "1940
Act") as a non-diversified, closed-
end management investment
company and such registration has
not been revoked or rescinded and is
in full force and effect.
                  (c)	RAP has
full power and authority to enter into
and perform its obligations under
this Agreement subject, in the case
of consummation of the
Reorganization, to the approval and
adoption of each Reorganization-
related proposal by the shareholders
of RAP as described in Section 9(a)
hereof.  The execution, delivery and
performance of this Agreement have
been duly authorized by all
necessary action of RAP's Board of
Trustees, and this Agreement
constitutes a valid and binding
contract enforceable in accordance
with its terms, subject to the effects
of bankruptcy, insolvency,
moratorium, fraudulent conveyance
and similar laws relating to or
affecting creditors' rights generally
and court decisions with respect
thereto.
                  (d)	RAP has
provided or made available to RIF,
the most recent audited annual
financial statements of RAP which
have been prepared in accordance
with accounting principles generally
accepted in the United States of
America consistently applied and
have been audited by Ernst & Young
LLP, and such statements fairly
reflect the financial condition and the
results of operations of RAP as of
the respective date and the results of
operations and changes in net assets
for the periods indicated, and there
are no liabilities of RAP whether
actual or contingent and whether or
not determined or determinable as of
such date that are required to be
disclosed but are not disclosed in
such statements.
                  (e)	An
unaudited statement of assets and
liabilities of RAP and an unaudited
schedule of investments of RAP,
each as of the Valuation Time (as
defined in Section 3(h) herein)
(together, the "RAP Closing
Financial Statements"), will be
provided or made available
(including by electronic format) to
RIF, at or prior to the Closing Date
(as defined in Section 7(a) herein),
for the purpose of determining the
number of RAP Common Shares (as
defined in Section 1(m) herein) and
the number of Reorganized Fund
Preferred Shares (as defined in
Section 1(m) herein) to be issued to
RIF's common shareholders and
preferred shareholders, as applicable,
pursuant to Section 3 of this
Agreement; the RAP Closing
Financial Statements will fairly
present the financial position of RAP
as of the Valuation Time in
conformity with generally accepted
accounting principles used in the
United States applied on a consistent
basis.
                  (f)	There
are no material legal, administrative
or other proceedings pending or, to
the knowledge of RAP, threatened
against RAP which assert liability on
the part of RAP or which materially
affect its financial condition or its
ability to consummate the
Reorganization.  RAP is not charged
with or, to the best of its knowledge,
threatened with any violation or
investigation of any possible
violation of any provisions of any
federal, state or local law or
regulation or administrative ruling
relating to any aspect of its business.
                  (g)	There
are no material contracts outstanding
to which RAP is a party that have not
been disclosed in the N-14
Registration Statement (as defined in
subsection (k) below) or that will not
otherwise be disclosed to RIF prior
to the Valuation Time.
                  (h)	RAP is
not obligated under any provision of
its charter or its bylaws, each as
amended, and is not a party to any
contract or other commitment or
obligation, and is not subject to any
order or decree, which would be
violated by its execution of or
performance under this Agreement,
except insofar as the Funds have
mutually agreed to amend such
contract or other commitment or
obligation to cure any potential
violation as a condition precedent to
the Reorganization.
                  (i)	RAP has
no known liabilities of a material
amount, contingent or otherwise,
other than those shown in RAP's
Annual Report for the year ended
December 31, 2010 and RAP's Semi-
Annual Report for the period ended
June 30, 2011, those incurred since
the date thereof in the ordinary
course of its business as an
investment company, and those
incurred in connection with the
Reorganization.  As of the Valuation
Time, RAP will advise RIF of all
known liabilities, contingent or
otherwise, whether or not incurred in
the ordinary course of business,
existing or accrued as of such time,
except to the extent disclosed in the
RAP Closing Financial Statements or
to the extent already known by RIF.
                  (j)	No
consent, approval, authorization or
order of any court or governmental
authority is required for the
consummation by RAP of the
Reorganization, except such as may
be required under the Securities Act
of 1933, as amended (the "1933
Act"), the Securities Exchange Act
of 1934, as amended (the "1934
Act") and the 1940 Act or state
securities laws (which term as used
herein shall include the laws of the
District of Columbia and Puerto
Rico) or the NYSE Amex Rules.
                  (k)	The
registration statement filed by RAP
on Form N-14, which includes the
proxy statement of RAP with respect
to the transactions contemplated
herein, the proxy statement of RIF
with respect to its annual election of
Trustees and the proxy statement of
RAP with respect to its annual
election of Trustees (the "Joint Proxy
Statement/Prospectus"), and any
supplement or amendment thereto or
to the documents included or
incorporated by reference therein
(collectively, as so amended or
supplemented, the "N-14
Registration Statement"), on its
effective date, at the time of the
shareholders meeting called to vote
on the proposals set forth in the Joint
Proxy Statement/Prospectus and on
the Closing Date, insofar as it relates
to RAP, (i) complied or will comply
in all material respects with the
provisions of the 1933 Act, the 1934
Act and the 1940 Act and the rules
and regulations thereunder and (ii)
did not or will not contain any untrue
statement of a material fact or omit
to state any material fact required to
be stated therein or necessary to
make the statements therein in light
of the circumstances under which
they were made, not misleading; and
the Joint Proxy Statement/Prospectus
included therein did not or will not
contain any untrue statement of a
material fact or omit to state any
material fact necessary to make the
statements therein, in the light of the
circumstances under which they
were made, not misleading;
provided, however, that the
representations and warranties in this
subsection only shall apply to
statements in or omissions from the
N-14 Registration Statement made in
reliance upon and in conformity with
information furnished by RAP for
use in the N-14 Registration
Statement.
                  (l)	RAP has
filed, or intends to file, or has
obtained extensions to file, all
federal, state and local tax returns
which are required to be filed by it,
and has paid or has obtained
extensions to pay, all federal, state
and local taxes shown on said returns
to be due and owing and all
assessments received by it, up to and
including the taxable year in which
the Closing Date occurs.  All tax
liabilities of RAP have been
adequately provided for on its books,
and no tax deficiency or liability of
RAP has been asserted and no
question with respect thereto has
been raised by the Internal Revenue
Service or by any state or local tax
authority for taxes in excess of those
already paid, up to and including the
taxable year in which the Closing
Date occurs.
                  (m)	RAP is
authorized to issue an unlimited
number of common shares of
beneficial interest, par value $0.001
per share (the "RAP Common
Shares") and an unlimited number of
preferred shares of beneficial
interest, par value $0.0001 per share
(the "Reorganized Fund Preferred
Shares").  Each outstanding RAP
Common Share is fully paid and
nonassessable and has full voting
rights (except as provided by RAP's
or the post-reorganization RAP's (the
"Reorganized Fund") agreement and
declaration of trust, bylaws or
applicable law). RAP currently has
no Reorganized Fund Preferred
Shares outstanding.
                  (n)	The
books and records of RAP made
available to RIF and/or its counsel
are substantially true and correct and
contain no material misstatements or
omissions with respect to the
operations of RAP.
                  (o)	The
RAP Common Shares and the
Reorganized Fund Preferred Shares
to be issued to RIF's common
shareholders and preferred
shareholders, as applicable, pursuant
to this Agreement will have been
duly authorized and, when issued
and delivered pursuant to this
Agreement, will be legally and
validly issued and will be fully paid
and nonassessable and will have full
voting rights (except as provided by
RAP's or the Reorganized Fund's
agreement and declaration of trust,
bylaws or applicable law), and no
shareholder of RAP will have any
preemptive right of subscription or
purchase in respect thereof.
                  (p)	At or
prior to the Closing Date, the RAP
Common Shares and the
Reorganized Fund Preferred Shares
to be issued to RIF's common
shareholders and preferred
shareholders, as applicable, will be
duly qualified for offering to the
public in all states of the United
States in which the sale of shares of
the Funds presently are qualified,
and there will be a sufficient number
of such shares registered under the
1933 Act and, as may be necessary,
with each pertinent state securities
commission, to permit the issuances
contemplated by this Agreement to
be consummated.
                  (q)	At or
prior to the Closing Date, RAP will
have obtained any and all regulatory,
Trustee and shareholder approvals
necessary to issue the RAP Common
Shares and the Reorganized Fund
Preferred Shares to RIF's common
shareholders and preferred
shareholders, as applicable, and to
consummate the transactions
contemplated by this Agreement.
                  (r)	RAP has
elected to qualify and has qualified
as a regulated investment company
("RIC") within the meaning of
Section 851 of the Internal Revenue
Code of 1986, as amended (the
"Code"), for each of its taxable years
since its inception; and RAP has
satisfied the distribution
requirements of Section 852 of the
Code to maintain RIC status for each
of its taxable years.
            2.	REPRESENTA
TIONS AND WARRANTIES OF
RIF.
      RIF represents and warrants
to, and agrees with, RAP that:
                  (a)	RIF is a
statutory trust duly organized,
validly existing and in good standing
in conformity with the laws of the
State of Delaware, and has the power
to own all of its assets and to carry
out this Agreement.  RIF has all
necessary federal, state and local
authorizations to carry on its
business as it is now being conducted
and to carry out this Agreement.
                  (b)	RIF is
duly registered under the 1940 Act as
a non-diversified, closed-end
management investment company,
and such registration has not been
revoked or rescinded and is in full
force and effect.
                  (c)	RIF has
full power and authority to enter into
and perform its obligations under
this Agreement. The execution,
delivery and performance of this
Agreement have been duly
authorized by all necessary action of
its Board of Trustees and this
Agreement constitutes a valid and
binding contract enforceable in
accordance with its terms, subject to
the effects of bankruptcy,
insolvency, moratorium, fraudulent
conveyance and similar laws relating
to or affecting creditors' rights
generally and court decisions with
respect thereto.
                  (d)	RIF has
provided or made available to RAP,
the most recent audited annual
financial statements of RIF which
have been prepared in accordance
with accounting principles generally
accepted in the United States of
America consistently applied and
have been audited by Ernst & Young
LLP, and such statements fairly
reflect the financial condition and the
results of operations of RIF as of the
respective date and the results of
operations and changes in net assets
for the periods indicated, and there
are no liabilities of RIF whether
actual or contingent and whether or
not determined or determinable as of
such date that are required to be
disclosed but are not disclosed in
such statements.
                  (e)	An
unaudited statement of assets and
liabilities of RIF and an unaudited
schedule of investments of RIF, each
as of the Valuation Time (as defined
in Section 3(h) herein) (together, the
"RIF Closing Financial Statements"),
will be provided or made available
(including by electronic format) to
RAP at or prior to the Closing Date
for the purpose of determining the
number of RAP Common Shares and
Reorganized Fund Preferred Shares
to be issued to RIF pursuant to
Section 3 of this Agreement; the RIF
Closing Financial Statements will
fairly present the financial position
of RIF as of the Valuation Time in
conformity with generally accepted
accounting principles used in the
United States applied on a consistent
basis.
                  (f)	There
are no material legal, administrative
or other proceedings pending or, to
the knowledge of RIF, threatened
against RIF which assert liability on
the part of RIF or which materially
affect its financial condition or its
ability to consummate the
Reorganization.  RIF is not charged
with or, to the best of its knowledge,
threatened with any violation or
investigation of any possible
violation of any provisions of any
federal, state or local law or
regulation or administrative ruling
relating to any aspect of its business.
                  (g)	There
are no material contracts outstanding
to which RIF is a party that have not
been disclosed in the N-14
Registration Statement or will not
otherwise be disclosed to RAP prior
to the Valuation Time.
                  (h)	RIF is
not obligated under any provision of
its charter or its bylaws, each as
amended, or a party to any contract
or other commitment or obligation,
and is not subject to any order or
decree, which would be violated by
its execution of or performance
under this Agreement, except insofar
as the Funds have mutually agreed to
amend such contract or other
commitment or obligation to cure
any potential violation as a condition
precedent to the Reorganization.
                  (i)	RIF has
no known liabilities of a material
amount, contingent or otherwise,
other than those shown in RIF's
Annual Report for the year ended
December 31, 2010 and RIF's Semi-
Annual Report for the period ended
June 30, 2011, those incurred since
the date thereof in the ordinary
course of its business as an
investment company and those
incurred in connection with the
Reorganization.  As of the Valuation
Time, RIF will advise RAP of all
known liabilities, contingent or
otherwise, whether or not incurred in
the ordinary course of business,
existing or accrued as of such time,
except to the extent disclosed in the
RIF Closing Financial Statements or
to the extent already known by RAP.
                  (j)	No
consent, approval, authorization or
order of any court or governmental
authority is required for the
consummation by RIF of the
Reorganization, except such as may
be required under the 1933 Act, the
1934 Act and the 1940 Act or state
securities laws (which term as used
herein shall include the laws of the
District of Columbia and Puerto
Rico), each of which will have been
obtained on or prior to the Closing
Date.
                  (k)	The N-
14 Registration Statement, on its
effective date, at the time of the
shareholders' meeting called to vote
on the proposals set forth in the Joint
Proxy Statement/Prospectus and on
the Closing Date, insofar as it relates
to RIF (i) complied or will comply in
all material respects with the
provisions of the 1933 Act, the 1934
Act and the 1940 Act and the rules
and regulations thereunder and (ii)
did not or will not contain any untrue
statement of a material fact or omit
to state any material fact required to
be stated therein or necessary to
make the statements therein in light
of the circumstances under which
they were made, not misleading; and
the Joint Proxy Statement/Prospectus
included therein did not or will not
contain any untrue statement of a
material fact or omit to state any
material fact necessary to make the
statements therein, in the light of the
circumstances under which they
were made, not misleading;
provided, however, that the
representations and warranties in this
subsection shall apply only to
statements in or omissions from the
N-14 Registration Statement made in
reliance upon and in conformity with
information furnished by RIF for use
in the N-14 Registration Statement.
                  (l)	RIF has
filed, or intends to file, or has
obtained extensions to file, all
federal, state and local tax returns
which are required to be filed by it,
and has paid or has obtained
extensions to pay, all federal, state
and local taxes shown on said returns
to be due and owing and all
assessments received by it, up to and
including the taxable year in which
the Closing Date occurs.  All tax
liabilities of RIF have been
adequately provided for on its books,
and no tax deficiency or liability of
RIF has been asserted and no
question with respect thereto has
been raised by the Internal Revenue
Service or by any state or local tax
authority for taxes in excess of those
already paid, up to and including the
taxable year in which the Closing
Date occurs.
                  (m)	The
books and records of RIF made
available to RAP and/or its counsel
are substantially true and correct and
contain no material misstatements or
omissions with respect to the
operations of RIF.
                  (n)	RIF has
elected to qualify and has qualified
as a RIC within the meaning of
Section 851 of the Code for each of
its taxable years since its inception;
and RIF has satisfied the distribution
requirements of Section 852 of the
Code to maintain RIC status for each
of its taxable years.
            3.	THE
REORGANIZATION.
                  (a)	Subject
to receiving the requisite approvals
of the shareholders of RAP, and to
the other terms and conditions
contained herein, and in accordance
with the Delaware Statutory Trust
Act (the "DSTA"), at the Effective
Time (as defined in Section 3(b))
RIF shall be merged with and into
RAP, separate existence of RIF as a
Delaware statutory trust and
registered investment company shall
cease, and RIF will be the surviving
entity for accounting purposes and
for purposes of presenting
investment performance history. The
Reorganized Fund shall be governed
by the DSTA.
                  (b)	Upon the
terms and subject to the conditions of
this Agreement, on the Closing Date,
the parties shall cause the
Reorganization to be consummated
by filing a certificate of merger (the
"Certificate of Merger") with the
Secretary of State of the State of
Delaware in accordance with the
DSTA.  The Reorganization shall
become effective at such time as the
Certificate of Merger is duly filed
with the Secretary of State of the
State of Delaware, or at such
subsequent date or time as RAP and
RIF shall agree and specify in the
Certificate of Merger (the "Effective
Time").
                  (c)	At the
Effective Time, the effect of the
Reorganization shall be as provided
in the applicable provisions of the
DSTA.  Without limiting the
generality of the foregoing, and
subject thereto, at the Effective
Time, except as otherwise provided
herein, all the property, rights,
privileges, powers and franchises of
RIF shall vest in the Reorganized
Fund, and all debts, liabilities,
obligations, restrictions, disabilities
and duties of RIF shall become the
debts, liabilities, obligations,
restrictions, disabilities and duties of
the Reorganized Fund.
                  (d)	At the
Effective Time, the agreement and
declaration of trust and the bylaws of
RAP in effect immediately prior to
the Effective Time shall continue to
be the agreement and declaration of
trust and the bylaws of the
Reorganized Fund, until thereafter
amended in accordance with their
respective terms and applicable law.
                  (e)	From
and after the Effective Time, the
directors and officers of RAP shall
continue to be the directors and
officers of the Reorganized Fund,
and such directors and officers shall
serve until their successors have
been duly elected or appointed and
qualified or until their death,
resignation or removal in accordance
with the agreement and declaration
of trust and the bylaws of the
Reorganized Fund.
                  (f)	Pursuant
to this Agreement, as soon as
practicable, and in no event more
than 48 hours, exclusive of
Saturdays, Sundays and holidays,
after the Effective Time, RAP will
distribute RAP Common Shares to
former RIF common shareholders in
exchange for their common shares
(the "RIF Common Shares") and
RAP will distribute Reorganized
Fund Preferred Shares to former RIF
preferred shareholders in exchange
for their preferred shares (the "RIF
Preferred Shares").  Such distribution
shall be accomplished by the
opening of shareholder accounts on
the share ledger records of the
Reorganized Fund in the names of
and in the amounts due to the
shareholders of the RIF Common
Shares and RIF Preferred Shares
based on their respective holdings in
RIF as of the Valuation Time.
                  (g)	Prior to
the Closing Date, RIF shall declare a
dividend or dividends which,
together with all such previous
dividends, shall have the effect of
distributing to its shareholders all of
its investment company taxable
income (as defined in Section
852(b)(2) of the Code) for the period
to and including the Closing Date, if
any (computed without regard to any
deduction for dividends paid), and all
of its net capital gain (as defined for
U.S. federal income tax purposes), if
any, realized for the period to and
including the Closing Date.
                  (h)	The
Valuation Time shall be at the close
of business of the New York Stock
Exchange on the Closing Date, or
such earlier or later day and time as
may be mutually agreed upon in
writing (the "Valuation Time").
                  (i)	For U.S.
federal income tax purposes, this
Agreement will constitute a plan of
reorganization within the meaning of
U.S. Treasury Regulations Section
1.368-2(g).
                  (j)	As soon
as practicable after the Effective
Time, the Reorganized Fund shall
change its name to "RMR Real
Estate Income Fund" and shall
change its ticker symbol on the
NYSE Amex from "RAP" to "RIF."
                  (k)	At the
Effective Time, RAP's fundamental
investment objectives and
restrictions, and RAP's non-
fundamental investment policies and
restrictions, shall be changed so that
they will be identical to RIF's
fundamental investment objectives
and restrictions and non-fundamental
investment policies and restrictions.
                  (l)	At the
Effective Time, RAP's investment
advisory agreement with RMR
Advisors, Inc. (the "Advisor") shall
terminate and the Reorganized
Fund's new investment advisory
agreement with the Advisor, as
approved by RAP's shareholders,
shall become effective. At the
Effective Time, RAP's investment
sub-advisory agreement with
MacarthurCook Investment
Managers Limited shall terminate.
                  (m)	At the
Effective Time, the Reorganized
Fund shall assume RIF's credit
facility with Wells Fargo Bank, N.A.
            4.	ISSUANCE
AND VALUATION OF RAP
COMMON SHARES AND
REORGANIZED FUND
PREFERRED SHARES IN THE
REORGANIZATION.
      RAP Common Shares of an
aggregate net asset value equal to the
aggregate net asset value of the RIF
Common Shares shall be issued by
RAP to the common shareholders of
RIF in exchange for all of the RIF
Common Shares.  The aggregate net
asset value of such shares shall be
determined as set forth below.
Reorganized Fund Preferred Shares
of an aggregate liquidation
preference equal to the aggregate
liquidation preference of the RIF
Preferred Shares shall be issued by
RAP to the preferred shareholders of
RIF in exchange for all of the RIF
Preferred Shares. The terms of the
Reorganized Fund Preferred Shares,
including the auction dates, rate
period and dividend payment dates,
will be identical to the terms of the
RIF preferred shares, except in
respect of the initial rate period for
certain Reorganized Fund Preferred
Shares.
      The net asset value of RAP
and RIF shall be determined as of the
Valuation Time in accordance with
the regular procedures of RAP, and
no formula will be used to adjust the
net asset value so determined of any
Fund to take into account differences
in realized and unrealized gains and
losses.  Values in all cases shall be
determined as of the Valuation Time.
The value of RIF's portfolio
securities shall be determined
pursuant to the regular procedures of
RAP.
      Such valuation and
determination shall be made by RAP
in cooperation with RIF and shall be
confirmed in writing by RAP to RIF.
The net asset value per share of the
RAP Common Shares shall be
determined in accordance with such
procedures and RAP shall certify the
computations involved.  For the
purpose of determining the net asset
value per share of the RIF Common
Shares and the RAP Common
Shares, the value of the securities
held by the applicable Fund plus any
cash or other assets (including
interest accrued but not yet received)
minus all liabilities (including
incurred and accrued expenses,
which will include each Fund's share
of the costs of the Reorganization),
the aggregate liquidation value of the
outstanding RIF Preferred Shares,
and the principal amount of any
outstanding borrowings of the Fund,
as the case may be, is divided by the
total number of RIF Common Shares
or RAP Common Shares, as the case
may be, outstanding at such time.
      RAP will issue to RIF's
common shareholders and preferred
shareholders book entry interests for
the RAP Common Shares and the
Reorganized Fund Preferred Shares
registered in the name of such
shareholders on the basis of each
holder's proportionate interest in the
aggregate net asset value of the RIF
Common Shares or in the aggregate
liquidation preference of the RIF
Preferred Shares. With respect to any
RIF shareholder holding certificates
evidencing ownership of RIF
Common Shares or RIF Preferred
Shares as of the Closing Date, and
subject to RAP being informed
thereof in writing by RIF, RAP will
not permit such shareholder to
receive new certificates evidencing
ownership of the RAP Common
Shares or the Reorganized Fund
Preferred Shares, as applicable, until
notified by the RIF or its agent that
such shareholder has surrendered his
or her outstanding certificates
evidencing ownership of RIF
Common Shares or RIF Preferred
Shares, as applicable, or, in the event
of lost certificates, posted adequate
bond. RIF, at its own expense, will
request its shareholders to surrender
their outstanding certificates
evidencing ownership of RIF
Common Shares or RIF Preferred
Shares, as applicable, or post
adequate bond.  All RIF Common
Shares and RIF Preferred Shares will
be cancelled on the books of RIF and
will be null and void as of the
Closing Date.
            5.	PAYMENT OF
EXPENSES.
                  (a)	Each
Fund will pay its own expenses
incurred in connection with the
Reorganization, whether or not the
Reorganization is consummated.
With respect to any expenses
incurred in connection with the
Reorganization that are attributable
to more than one Fund, such
expenses will be allocated in
proportion to the net asset values
attributable to the common shares of
the Funds. For the avoidance of
doubt, any expenses incurred by
RAP in connection with a self tender
offer conducted prior to the Closing
Date shall be an expense of RAP.
Neither the Funds nor the investment
adviser will pay any expenses of
shareholders arising out of or in
connection with the Reorganization.
                  (b)	Notwiths
tanding anything herein to the
contrary, if for any reason the
Reorganization is not consummated,
except for the payment of expenses
as provided in this Section 5, no
party shall be liable to any other
party for any damages resulting
therefrom, including, without
limitation, consequential damages.
            6.	COVENANTS
OF THE FUNDS.
                  (a)	Each
Fund covenants to operate its
business as presently conducted
between the date hereof and the
Closing Date.
                  (b)	RIF
undertakes that if the Reorganization
is consummated, it will file an
application pursuant to Section 8(f)
of the 1940 Act for an order
declaring that RIF has ceased to be a
registered investment company.
                  (c)	RAP
will file the N-14 Registration
Statement with the Securities and
Exchange Commission (the "SEC")
and will use its best efforts to
provide that the N-14 Registration
Statement becomes effective as
promptly as practicable.  Each Fund
agrees to cooperate fully with the
other, and each will furnish to the
other the information relating to
itself to be set forth in the N-14
Registration Statement as required
by the 1933 Act, the 1934 Act and
the 1940 Act, and the rules and
regulations thereunder and the state
securities laws.
                  (d)	Each of
the Funds agrees that by the Closing
Date all of its federal and other tax
returns and reports required to be
filed on or before such date shall
have been filed and all taxes shown
as due on said returns either have
been paid or adequate liability
reserves have been provided for the
payment of such taxes.
      The intention of the parties is
that the transaction contemplated by
this Agreement will qualify as a
"reorganization" within the meaning
of Section 368(a) of the Code.
Neither RAP nor RIF shall take any
action or cause any action to be
taken (including, without limitation,
the filing of any tax return) that is
inconsistent with such treatment or
results in the failure of the
transaction to qualify as a
reorganization within the meaning of
Section 368(a) of the Code.  At or
prior to the Closing Date, the Funds
will take such action, or cause such
action to be taken, as is reasonably
necessary to enable Skadden, Arps,
Slate, Meagher & Flom LLP
("Skadden"), special U.S. federal
income tax counsel for the Funds, to
render the tax opinion required
herein (including, without limitation,
each party's execution of
representations reasonably requested
by and addressed to Skadden).
      In connection with this
covenant, the Funds agree to
cooperate with each other in filing
any tax return, amended return or
claim for refund, determining a
liability for taxes or a right to a
refund of taxes or participating in or
conducting any audit or other
proceeding in respect of taxes.  The
Reorganized Fund agrees to retain
for a period of ten (10) years
following the Closing Date all
returns, schedules and work papers
and all material records or other
documents relating to tax matters of
RIF for such Fund's taxable periods
ending on or before the Closing
Date.
      After the Closing Date, RIF
shall prepare, or cause its agents to
prepare, any federal, state or local
tax returns required to be filed by
such Fund with respect to its final
taxable year ending with its complete
liquidation and dissolution and for
any prior periods or taxable years
and further shall cause such tax
returns to be duly filed with the
appropriate taxing authorities.
Notwithstanding the aforementioned
provisions of this subsection, any
expenses incurred by RIF (other than
for payment of taxes) in connection
with the preparation and filing of
said tax returns after the Closing
Date shall be borne by RIF to the
extent such expenses have been
accrued by RIF in the ordinary
course without regard to the
Reorganization; any excess expenses
shall be borne by the Reorganized
Fund.
                  (e)	RAP
agrees to mail to its shareholders of
record entitled to vote at the meeting
of shareholders at which action is to
be considered regarding this
Agreement, in sufficient time to
comply with requirements as to
notice thereof, a combined proxy
statement and prospectus which
complies in all material respects with
the applicable provisions of Section
14(a) of the 1934 Act and Section
20(a) of the 1940 Act, and the rules
and regulations, respectively,
thereunder.
                  (f)	Followin
g the consummation of the
Reorganization, RAP will continue
its business as a non-diversified,
closed-end management investment
company registered under the 1940
Act.
                  (g)	RAP
shall use its reasonable best efforts to
cause the RAP Common Shares to be
issued in the Reorganization to be
approved for listing on the NYSE
Amex prior to the Closing Date.
                  (h)	RAP
shall duly take all lawful action to
call, give notice of, convene and hold
a meeting of shareholders on a date
determined in accordance with the
mutual agreement of the Funds for
the purpose of obtaining the requisite
shareholder vote with respect to the
Reorganization and shall take all
lawful action to solicit the approval
and adoption of the Reorganization-
related proposals described in
Section 9(a) hereof by its
shareholders.
                  (i)	RAP
shall use its reasonable best efforts to
obtain a rating on the Reorganized
Fund Preferred Shares from at least
one nationally recognized statistical
rating organization ("NRSRO"), and
amend its bylaws to include terms
relating to the Reorganized Fund
Preferred Shares that are either
identical to such terms included in
RIF's bylaws in respect of the RIF
Preferred Shares or identical to such
terms included in RIF's bylaws
except for such changes as required
by any NRSRO rating the
Reorganized Fund Preferred Shares,
prior to the Closing Date.
                  (j)	RAP and
RIF shall work together in good faith
and use their reasonable best efforts
to secure an assignment of RIF's
credit facility with Wells Fargo
Bank, N.A. to RAP, effective as of
the Closing Date.
                  (k)	Followin
g the consummation of the
Reorganization, RAP will use its
reasonable best efforts to, as
promptly as practicable, change its
name to "RMR Real Estate Income
Fund" and its ticker symbol on the
NYSE Amex to "RIF."
            7.	CLOSING
DATE.
                  (a)	The
closing of the Reorganization (the
"Closing") shall occur at such time
and location as may be mutually
agreed by the Funds, on the business
day on which the Valuation Time
occurs after the satisfaction or
waiver of all of the conditions set
forth in Sections 8 and 9 of this
Agreement (other than the conditions
that relate to actions to be taken, or
documents to be delivered at the
Closing, it being understood that the
occurrence of the Closing shall
remain subject to the satisfaction or
waiver of such conditions at
Closing), or at such other time and
date as may be mutually agreed to by
the Funds (such date, the "Closing
Date").
                  (b)	As soon
as practicable after the close of
business on the Closing Date, RIF
shall deliver to RAP a list of the
names and addresses of all of the
common and preferred shareholders
of record of RIF on the Closing Date
and the number of RIF Common
Shares and RIF Preferred Shares
owned by each such shareholder,
certified to the best of its knowledge
and belief by the transfer agent for
RIF or by its President.
            8.	CONDITIONS
OF RIF.
      The obligations of RIF
hereunder shall be subject to the
following conditions:
                  (a)	That this
Agreement shall have been adopted,
and the Reorganization shall have
been approved, by the Board of
Trustees of RIF; and that RAP shall
have delivered to RIF a copy of the
resolutions approving this
Agreement and the Reorganization
adopted by its Board of Trustees, and
a certificate setting forth the vote of
holders of RAP Common Shares on
each Reorganization-related proposal
set forth in Section 9(a) hereof
certified by its Secretary.
                  (b)	That RIF
shall have obtained an opinion from
Skadden, special U.S. federal income
tax counsel for the Funds, dated as of
the Closing Date, addressed to RIF,
that the consummation of the
transactions set forth in this
Agreement complies with the
requirements of a reorganization as
described in Section 368(a) of the
Code.
                  (c)	That
RAP shall have provided or made
available (including by electronic
format) to RIF the RAP Closing
Financial Statements, together with a
schedule of RAP's investments, all as
of the Valuation Time, certified on
RAP's behalf by its President, Vice
President or Treasurer, and a
certificate signed by RAP's
President, Vice President or
Treasurer, dated as of the Closing
Date, certifying that as of the
Valuation Time and as of the Closing
Date there has been no material
adverse change in the financial
position of RAP since the date of
RAP's most recent Annual or Semi-
Annual Report, as applicable, other
than changes in its portfolio
securities since that date or changes
in the market value of its portfolio
securities.
                  (d)	That
RAP shall have furnished to RIF a
certificate signed by RAP's
President, Vice President or
Treasurer, dated as of the Closing
Date, certifying that, as of the
Valuation Time and as of the Closing
Date, all representations and
warranties of RAP made in this
Agreement are true and correct in all
material respects or, if qualified by
materiality, are true and correct in all
respects, with the same effect as if
made at and as of such dates, and
that RAP has complied with all of
the agreements and satisfied all of
the conditions on its part to be
performed or satisfied at or prior to
each of such dates.
                  (e)	That
there shall not be any material
litigation pending with respect to the
matters contemplated by this
Agreement.
                  (f)	That all
proceedings taken by RAP and its
counsel in connection with the
Reorganization and all documents
incidental thereto shall be
satisfactory in form and substance to
RIF.
                  (g)	That the
N-14 Registration Statement shall
have become effective under the
1933 Act, and no stop order
suspending such effectiveness shall
have been instituted or, to the
knowledge of RAP, be contemplated
by the SEC.
                  (h)	That
RAP shall have amended its bylaws
to include terms relating to the
Reorganized Fund Preferred Shares
that are either identical to such terms
included in RIF's bylaws in respect
of the RIF Preferred Shares or
identical to such terms included in
RIF's bylaws except for such
changes as required by an NRSRO
rating the Reorganized Fund
Preferred Shares, and that RAP has
received confirmation from at least
one NRSRO that it will rate the
Reorganized Fund Preferred Shares.
                  (i)	That
RAP shall have delivered to RIF a
copy of the resolutions approving (i)
RAP's amended bylaws, (ii) the
changes in RAP's fundamental
investment objectives and
restrictions and non-fundamental
investment policies and restrictions,
(iii) RAP's new investment advisory
agreement with the Advisor and (iv)
the assumption by RAP of RIF's
credit facility with Wells Fargo
Bank, N.A., certified by its
Secretary.
            9.	CONDITIONS
OF RAP.
      The obligations of RAP
hereunder shall be subject to the
following conditions:
                  (a)	That this
Agreement shall have been adopted,
and the Reorganization and each
matter set forth in Section 8(i) hereof
shall have been approved, by the
Board of Trustees of RAP and that
the issuance of additional RAP
Common Shares shall have been
approved by the affirmative vote of
the requisite majority of the votes
cast by the RAP common
shareholders and that the changes to
the fundamental investment
objectives and restrictions of RAP
and the new investment advisory
agreement between RAP and the
Advisor shall have been approved by
a "majority of the outstanding" (as
defined in the 1940 Act) common
shares of RAP, at a meeting at which
a quorum is present; and RIF shall
have delivered to RAP a copy of the
resolutions approving this
Agreement and the Reorganization
adopted by RIF's Board of Trustees.
                  (b)	That
RAP shall have obtained an opinion
from Skadden, special U.S. federal
income tax counsel for the Funds,
dated as of the Closing Date,
addressed to RAP, that the
consummation of the transactions set
forth in this Agreement complies
with the requirements of a
reorganization as described in
Section 368(a) of the Code.
                  (c)	That RIF
shall have provided or made
available (including by electronic
format) to RAP the RIF Closing
Financial Statements, together with a
schedule of investments with their
respective dates of acquisition and
tax costs, all as of the Valuation
Time, certified on RIF's behalf by its
President, Vice President or
Treasurer, and a certificate signed by
RIF's President, Vice President or
Treasurer, dated as of the Closing
Date, certifying that as of the
Valuation Time and as of the Closing
Date there has been no material
adverse change in the financial
position of RIF since the date of
RAP's most recent Annual or Semi-
Annual Report, as applicable, other
than changes in its portfolio
securities since that date or changes
in the market value of its portfolio
securities.
                  (d)	That RIF
shall have furnished to RAP a
certificate signed by RIF's President,
Vice President or Treasurer, dated as
of the Closing Date, certifying that
as of the Valuation Time and as of
the Closing Date all representations
and warranties of RIF made in this
Agreement are true and correct in all
material respects or, if qualified by
materiality, are true and correct in all
respects, with the same effect as if
made at and as of such dates and RIF
has complied with all of the
agreements and satisfied all of the
conditions on its part to be
performed or satisfied at or prior to
such dates.
                  (e)	That
there shall not be any material
litigation pending with respect to the
matters contemplated by this
Agreement.
                  (f)	That all
proceedings taken by RIF and its
counsel in connection with the
Reorganization and all documents
incidental thereto shall be
satisfactory in form and substance to
RAP.
                  (g)	That the
N-14 Registration Statement shall
have become effective under the
1933 Act and no stop order
suspending such effectiveness shall
have been instituted or, to the
knowledge of RIF, be contemplated
by the SEC.
                  (h)	That
prior to the Closing Date, RIF shall
have declared a dividend or
dividends which, together with all
such previous dividends, shall have
the effect of distributing to its
shareholders all of its investment
company taxable income (as defined
in Section 852(b)(2) of the Code) for
the period to and including the
Closing Date, if any (computed
without regard to any deduction for
dividends paid), and all of its net
capital gain (as defined for U.S.
federal income tax purposes), if any,
realized for the period to and
including the Closing Date.
                  (i)	That the
Advisor and RAP shall have entered
into a Payment Agreement in
substantially the form attached
hereto as Exhibit A and such
agreement shall be in full force and
effect on the Closing Date.
                  (j)	That RIF
shall have obtained any necessary
consents from Wells Fargo Bank,
N.A. to assign its credit facility to
RAP, and that RIF shall have
delivered to RAP a certificate of its
Secretary confirming the receipt of
such consents or that no such
consents are necessary.
            10.	TERMINATIO
N, POSTPONEMENT AND
WAIVERS.
                  (a)	Notwiths
tanding anything contained in this
Agreement to the contrary, this
Agreement may be terminated and
the Reorganization abandoned at any
time (whether before or after
adoption of the Reorganization-
related proposals described in
Section 9(a) hereof by the
shareholders of the RAP) prior to the
Closing Date, or the Closing Date
may be postponed, (i) by mutual
consent of the Boards of Trustees of
the Funds, (ii) by the Board of
Trustees of RIF if any condition of
RIF's obligations set forth in Section
8 of this Agreement has not been
fulfilled or waived by such Board; or
(iii) by the Board of Trustees of RAP
if any condition of RAP's obligations
set forth in Section 9 of this
Agreement has not been fulfilled or
waived by such Board.
                  (b)	If the
transactions contemplated by this
Agreement have not been
consummated by [June 30, 2012],
this Agreement automatically shall
terminate on that date, unless a later
date is mutually agreed to by the
Boards of Trustees of the Funds.
                  (c)	In the
event of termination of this
Agreement pursuant to the
provisions hereof, the same shall
become void and have no further
effect, and there shall not be any
liability on the part of any Fund or its
respective trustees, directors,
officers, agents or shareholders in
respect of this Agreement.
                  (d)	At any
time prior to the Closing Date, any of
the terms or conditions of this
Agreement may be waived by the
Board of Trustees of any Fund
(whichever is entitled to the benefit
thereof), if, in the judgment of such
Board after consultation with its
counsel, such action or waiver will
not have a material adverse effect on
the benefits intended under this
Agreement to the shareholders of
their respective Fund, on behalf of
which such action is taken.
                  (e)	The
respective representations and
warranties contained in Sections 1
and 2 of this Agreement shall expire
with, and be terminated by, the
consummation of the
Reorganization, and neither Fund nor
any of its respective officers,
trustees, agents or shareholders shall
have any liability with respect to
such representations or warranties
after the Closing Date.  This
provision shall not protect any
officer, trustee, agent or shareholder
of either Fund against any liability to
the entity for which that officer,
trustee, agent or shareholder so acts
or to its shareholders, to which that
officer, trustee, agent or shareholder
otherwise would be subject by
reason of willful misfeasance, bad
faith, gross negligence, or reckless
disregard of his or her duties in the
conduct of such office.
                  (f)	If any
order or orders of the SEC with
respect to this Agreement shall be
issued prior to the Closing Date and
shall impose any terms or conditions
which are determined by action of
the Boards of Trustees of the Funds
to be acceptable, such terms and
conditions shall be binding as if a
part of this Agreement without any
vote or approval of the shareholders
of RIF, unless such terms and
conditions shall result in a change in
the method of computing the number
of RAP Common Shares to be issued
to common shareholders of RIF
and/or the number of Reorganized
Fund Preferred Shares to be issued to
preferred shareholders of RIF, in
which event, unless such terms and
conditions shall have been included
in the proxy solicitation materials
furnished to the shareholders of RIF
prior to the meeting at which the
Reorganization-related proposals
described in Section 9(a) hereof and
other proposals contained in the N-
14 Registration Statement shall have
been approved, this Agreement shall
not be consummated and shall
terminate unless RIF promptly shall
call a special meeting of
shareholders at which such
conditions so imposed shall be
submitted for approval.
            11.	INDEMNIFIC
ATION.
                  (a)	Each
party (an "Indemnitor") shall
indemnify and hold the other and its
officers, trustees, agents and persons
controlled by or controlling any of
them (each an "Indemnified Party")
harmless from and against any and
all losses, damages, liabilities,
claims, demands, judgments,
settlements, deficiencies, taxes,
assessments, charges, costs and
expenses of any nature whatsoever
(including reasonable attorneys' fees)
including amounts paid in
satisfaction of judgments, in
compromise or as fines and
penalties, and counsel fees
reasonably incurred by such
Indemnified Party in connection with
the defense or disposition of any
claim, action, suit or other
proceeding, whether civil or
criminal, before any court or
administrative or investigative body
in which such Indemnified Party
may be or may have been involved
as a party or otherwise or with which
such Indemnified Party may be or
may have been threatened
(collectively, the "Losses") arising
out of or related to any claim of a
breach of any representation,
warranty or covenant made herein by
the Indemnitor; provided, however,
that no Indemnified Party shall be
indemnified hereunder against any
Losses arising directly from such
Indemnified Party's (i) willful
misfeasance, (ii) bad faith, (iii) gross
negligence or (iv) reckless disregard
of the duties involved in the conduct
of such Indemnified Party's position.
                  (b)	The
Indemnified Party shall use its best
efforts to minimize any liabilities,
damages, deficiencies, claims,
judgments, assessments, costs and
expenses in respect of which
indemnity may be sought hereunder.
The Indemnified Party shall give
written notice to Indemnitor within
the earlier of ten (10) days of receipt
of written notice to the Indemnified
Party or thirty (30) days from
discovery by the Indemnified Party
of any matters which may give rise
to a claim for indemnification or
reimbursement under this
Agreement.  The failure to give such
notice shall not affect the right of the
Indemnified Party to indemnity
hereunder unless such failure has
materially and adversely affected the
rights of the Indemnitor.  At any time
after ten (10) days from the giving of
such notice, the Indemnified Party
may, at its option, resist, settle or
otherwise compromise, or pay such
claim unless it shall have received
notice from the Indemnitor that the
Indemnitor intends, at the
Indemnitor's sole cost and expense,
to assume the defense of any such
matter, in which case the
Indemnified Party shall have the
right, at no cost or expense to the
Indemnitor, to participate in such
defense.  If the Indemnitor does not
assume the defense of such matter,
and in any event until the Indemnitor
states in writing that it will assume
the defense, the Indemnitor shall pay
all costs of the Indemnified Party
arising out of the defense until the
defense is assumed; provided,
however, that the Indemnified Party
shall consult with the Indemnitor and
obtain indemnitor's prior written
consent to any payment or settlement
of any such claim.  The Indemnitor
shall keep the Indemnified Party
fully apprised at all times as to the
status of the defense.  If the
Indemnitor does not assume the
defense, the Indemnified Party shall
keep the Indemnitor apprised at all
times as to the status of the defense.
Following indemnification as
provided for hereunder, the
Indemnitor shall be subrogated to all
rights of the Indemnified Party with
respect to all third parties, firms or
corporations relating to the matter
for which indemnification has been
made.
            12.	OTHER
MATTERS.
                  (a)	All
covenants, agreements,
representations and warranties made
under this Agreement and any
certificates delivered pursuant to this
Agreement shall be deemed to have
been material and relied upon by
each of the parties, notwithstanding
any investigation made by them or
on their behalf.
                  (b)	All
notices hereunder shall be
sufficiently given for all purposes
hereunder if in writing and delivered
personally or sent by registered mail
or certified mail, postage prepaid.
Notice to RAP shall be addressed to
RMR Asia Pacific Real Estate Fund,
Two Newton Place, 255 Washington
Street, Suite 300, Newton,
Massachusetts 024582, Attention:
Adam D. Portnoy, or at such other
address as RAP may designate by
written notice to RIF.  Notice to RIF
shall be addressed to RMR Real
Estate Income Fund, Two Newton
Place, 255 Washington Street, Suite
300, Newton, Massachusetts 024582,
Attention: Adam D. Portnoy, or at
such other address and to the
attention of such other person as RIF
may designate by written notice to
RAP.  Any notice shall be deemed to
have been served or given as of the
date such notice is delivered
personally or mailed.
                  (c)	This
Agreement supersedes all previous
correspondence and oral
communications between the Funds
regarding the Reorganization,
constitutes the only understanding
with respect to the Reorganization,
may not be changed except by a
letter of agreement signed by each
Fund and shall be governed by and
construed in accordance with the
laws of the State of Delaware
(without giving effect to choice of
law principles thereof).
                  (d)	This
Agreement may be amended or
modified by the parties hereto prior
to the Closing Date, by action taken
or authorized by their respective
Boards of Trustees, at any time
before or after adoption of this
Agreement and approval of the
Reorganization-related proposals
described in Section 9(a) hereof by
RAP's shareholders, but, after any
such adoption and approval, no
amendment or modification shall be
made which by law requires further
approval by such shareholders or by
RIF's common or preferred
shareholders without such further
approval.  This Agreement may not
be amended or modified except by
an instrument in writing signed on
behalf of each of the Funds.
                  (e)	This
Agreement is not intended to confer
upon any person other than the
parties hereto (or their respective
successors and assigns) any rights,
remedies, obligations or liabilities
hereunder.  If any provision of this
Agreement shall be held or made
invalid by statute rule, regulation,
decision of a tribunal or otherwise,
the remainder of this Agreement
shall not be affected thereby and, to
such extent, the provisions of this
Agreement shall be deemed
severable provided that this
Agreement shall be deemed modified
to give effect to the fullest extent
permitted under applicable law to the
intentions of the party as reflected by
this Agreement prior to the invalidity
of such provision.
                  (f)	It is
expressly agreed that the obligations
of the Funds hereunder shall not be
binding upon any of their respective
Trustees, shareholders, nominees,
officers, agents, or employees
personally, but shall bind only the
property of the respective Fund.  The
execution and delivery of this
Agreement has been authorized by
the Board of Trustees of each Fund
and signed by authorized officers of
each Fund, acting as such, and
neither such authorization by such
Trustees, nor such execution and
delivery by such officers shall be
deemed to have been made by any of
them individually or to impose any
liability on any of them personally,
but shall bind only the trust property
of each Fund.
                  (g)	This
Agreement may be executed in any
number of counterparts, each of
which, when executed and delivered,
shall be deemed to be an original but
all such counterparts together shall
constitute but one instrument.
[Remainder of Page Intentionally
Left Blank]



      IN WITNESS
WHEREOF, the parties have
hereunto caused this Agreement
to be executed and delivered by
their duly authorized officers as
of the day and year first written
above.

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EXHIBIT A
Form of Payment Agreement




[ATTACHED]

PAYMENT AGREEMENT
            THIS
AGREEMENT, dated as of
December 13, 2011 (this
"Agreement"), is made by and
between RMR Asia Pacific Real
Estate Fund, a Delaware
statutory trust (the "Fund"), and
RMR Advisors, Inc., a
Massachusetts corporation (the
"Advisor").
            WHEREAS, the
Fund and the Advisor are parties
to an Investment Advisory
Agreement, dated June 16, 2009
(the "Investment Advisory
Agreement"), which provides,
among other things, for the
payment of fees by the Fund to
the Advisor and for a waiver of a
portion of such fees until May
25, 2012;
            WHEREAS, the
Fund is party to an Agreement
and Plan of Reorganization,
dated as of December 13, 2011,
which provides for, among other
things, the reorganization (the
"Reorganization") of the Fund
with RMR Real Estate Income
Fund ("RIF"), whereby the
shareholders of RIF will become
shareholders of the Fund (the
"Reorganization Agreement");
            WHEREAS, in
connection with the
Reorganization, the Fund will
enter into a new investment
advisory agreement with the
Advisor with terms that are
substantively the same as the
Investment Advisory Agreement,
except for the management fee,
but which does not include a fee
waiver provision (the "New
Advisory Agreement");
            WHEREAS, the
New Advisory Agreement will
result in an increase in the Fund's
contractual management fee rate
by 10 basis points from the
closing date of the
Reorganization until May 25,
2012;
            WHEREAS, the
Trustees of the Fund who are not
"interested persons" of the Fund
(as defined in Section 2(a)(19) of
the Investment Company Act of
1940, as amended) ("Independent
Trustees") are requiring that the
Advisor make a payment to the
Fund in an amount intended to
reflect the Reorganization
expense represented by this 10
basis point increase in the Fund's
contractual management fee rate;
            WHEREAS, the
Board of Trustees of the Fund,
including all of the Fund's
Independent Trustees, have
approved the method for
determining the amount of the
payment to be paid to the Fund
as provided for herein; and
            WHEREAS,
capitalized terms used and not
defined herein shall have the
meanings ascribed to such terms
in the Reorganization
Agreement;
            NOW,
THEREFORE, in consideration
of the foregoing and the
agreements hereinafter set forth,
and intending to be legally
bound, the Advisor and the Fund
hereby agree as follows:

1.	Calculation and Payment
of Fee Waiver
Adjustment Payment.
	The Advisor hereby
agrees to pay to the Fund,
immediately prior to the
consummation of the
Reorganization, an amount in
cash equal to the product of:
      (a)	the product of (i) a
discount factor of 2% and (ii) the
quotient obtained by dividing (A)
the number of days, if any, by
which May 25, 2012 exceeds the
closing date of the
Reorganization, by (B) 365; and
      (b)	the product of (i)
the Fund's managed assets as of
the Valuation Date, (ii) 0.10%
and (iii) the quotient obtained by
dividing (A) the number of days,
if any, by which May 25, 2012
exceeds the closing date of the
Reorganization, by (B) 365. Such
amount in cash as determined
pursuant to this Section 1 shall be
referred to as the "Fund
Compensatory Payment".
2.	Treatment of Fund
Compensatory Payment.
            The Fund will,
subject to applicable legal and
tax requirements, either retain all
or a portion of the Fund
Compensatory Payment or
distribute all or a portion of the
Fund Compensatory Payment to
its shareholders immediately
prior to the consummation of the
Reorganization.  To the extent
the Fund retains any portion of
the Fund Compensatory
Payment, the amount retained
will be included as part of the
Fund's net assets attributable to
common shares for purposes of
determining the number of Fund
shares to be issued to RIF
shareholders in the
Reorganization in accordance
with the Reorganization
Agreement.
3.	Miscellaneous.
      (a)	Waiver and
Amendment. Any provision of
this Agreement may be waived at
any time by the party that is
entitled to the benefits of such
provision. This Agreement may
not be modified, amended,
altered or supplemented except
upon the execution and delivery
of a written agreement executed
by the parties hereto. Any waiver
shall be effective only in the
specific instance and for the
specific purpose for which given
and shall not constitute a waiver
to any subsequent or other
exercise of any right, remedy,
power or privilege hereunder.
      (b)	Entire Agreement;
No Third-Party Beneficiaries;
Severability. This Agreement
between the Fund and the
Advisor constitutes the entire
agreement and supersedes all
prior agreements and
understandings, both written and
oral, between the parties with
respect to the subject matter
hereof.  If any term, provision,
covenant or restriction of this
Agreement is held by a court of
competent jurisdiction or
government entity to be invalid,
void or unenforceable, the
remainder of the terms,
provisions, covenants and
restrictions of this Agreement
shall remain in full force and
effect and shall in no way be
affected, impaired or invalidated.
      (c)	Governing Law.
This Agreement shall be
governed by and construed in
accordance with the laws of the
State of Delaware (without
giving effect to choice of law
principles thereof).
      (d)	Counterparts.
This Agreement may be executed
in any number of counterparts,
each of which, when executed
and delivered, shall be deemed to
be an original but all such
counterparts together shall
constitute but one instrument.
      (e)	Non-Liability of
Shareholders, Trustees, Etc. of
the Fund.  With respect to the
Fund, this Agreement is executed
on behalf of the Fund, by the
Trustees or by an officer or
officers of the Fund in their
capacity as such and not
individually, and neither the
shareholders nor the Fund's
Trustees nor any officers,
employees or agents shall be
liable thereunder and the Advisor
shall look solely to the Fund's
estate for the payment of any
claim hereunder or for the
performance of the Fund's duties
created by this Agreement.

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            IN WITNESS
WHEREOF, the parties hereto have
hereunto caused this Agreement to
be executed and delivered by their
duly authorized officers as of the day
and year first written above.

RMR ASIA PACIFIC REAL ESTATE
FUND

By: /s/ Mark L. Kleifges
Name: Mark L. Kleifges
Title: Treasurer

RMR ADVISORS, INC.

By: /s/ Adam D. Portnoy
Name: Adam D. Portnoy
Title: Director,  President
and Principal Executive
Officer







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